                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. relating to the six-month transition period and calendar year ended December 31, 2000, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of March 15, 2001.



                                               /s/ Edwin L. Artzt
                                               --------------------------------
                                               Director
                                               Delta Air Lines, Inc.

                                POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. relating to the six-month transition period and calendar year ended December 31, 2000, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of March 15, 2001.



                                               /s/ James L. Broadhead
                                               --------------------------------
                                               Director
                                               Delta Air Lines, Inc.

                                POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. relating to the six-month transition period and calendar year ended December 31, 2000, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of March 15, 2001.



                                               /s/ Edward H. Budd
                                               --------------------------------
                                               Director
                                               Delta Air Lines, Inc.

                                POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. relating to the six-month transition period and calendar year ended December 31, 2000, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of March 15, 2001.



                                               /s/ R. Eugene Cartledge
                                               --------------------------------
                                               Director
                                               Delta Air Lines, Inc.

                                POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. relating to the six-month transition period and calendar year ended December 31, 2000, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of March 15, 2001.



                                               /s/ Mary Johnston Evans
                                               --------------------------------
                                               Director
                                               Delta Air Lines, Inc.

                                POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. relating to the six-month transition period and calendar year ended December 31, 2000, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of March 15, 2001.



                                               /s/ George M.C. Fisher
                                               --------------------------------
                                               Director
                                               Delta Air Lines, Inc.

                                POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. relating to the six-month transition period and calendar year ended December 31, 2000, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of March 15, 2001.



                                               /s/ David R. Goode
                                               ---------------------------------
                                               Director
                                               Delta Air Lines, Inc.

                                POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. relating to the six-month transition period and calendar year ended December 31, 2000, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of March 15, 2001.



                                               /s/ Gerald Grinstein
                                               --------------------------------
                                               Director
                                               Delta Air Lines, Inc.

                                POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. relating to the six-month transition period and calendar year ended December 31, 2000, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of March 15, 2001.



                                               /s/ John F. Smith, Jr.
                                               --------------------------------
                                               Director
                                               Delta Air Lines, Inc.

                               POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. relating to the six-month transition period and calendar year ended December 31, 2000, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of March 15, 2001.


                                    /s/  Andrew J. Young
                                       ------------------------------------
                                         Director
                                         Delta Air Lines, Inc.